AXP(R)
    Growth
        Dimensions
               Fund

2003 SEMIANNUAL REPORT

JAN. 31, 2003

AXP Growth Dimensions Fund seeks to provide shareholders with long-term capital growth.

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(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
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

Mutual Funds Can Work for You

For more than six decades, American Express(R) Funds has provided investors with attractive investment opportunities. Several of our funds helped pioneer the mutual fund industry in the 1940s. Today, with 58 publicly offered funds and nearly $64 billion* in assets, American Express Funds ranks among the largest U.S. fund families. American Express Financial Corporation, the investment manager for American Express Funds, has more than 100 years of experience as a financial services provider -- a claim few other financial firms can make. With investment management offices in Minneapolis, Boston, New York, San Diego, London, Tokyo and Singapore, we strive to provide our shareholders with the high-quality service American Express is known for worldwide.

At American Express Funds, we're focused on your success. Our investment managers have the strength and experience that you can count on to help you achieve your financial goals -- now and into the future.

* As of December 2002.

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Table of Contents

From the Chairman                                              3

Economic and Market Update                                     4

Fund Snapshot                                                  6

Questions & Answers
  with Portfolio Management                                    7

Investments in Securities                                     10

Financial Statements                                          13

Notes to Financial Statements                                 16

Results of Meeting of Shareholders                            28

(logo)
Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2   --   AXP GROWTH DIMENSIONS FUND   --   2003 SEMIANNUAL REPORT

From the Chairman

(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

Dear Shareholders,

The recent proposed Bush economic stimulus package and potential conflicts around the globe are capturing headlines. Negative investment returns persisted in 2002 and the investing public also had their confidence in the integrity of corporations shaken. While the scandals appear to be largely behind us, the recent past offers lessons on investing and on governance, which I would like to discuss with you.

First, and importantly, we have learned that diversification is not just a concept but a key tactic investors can use to help preserve assets. We would encourage you to work closely with your financial advisor to build a diversified portfolio designed to match your current thoughts about risk and reward.

A second lesson of 2002 is that we must have enhanced oversight of corporations to ensure their financial statements are accurate, their officers act in the interest of shareholders and their directors are truly independent. The Sarbanes-Oxley Act passed by Congress in August, is already having an impact in these areas.

The American Express Funds Board is an independent body comprised of nine members who are nominated by the independent directors. American Express Financial Corporation is represented by three board members, however, they do not play a role on the nominating committee.

In addition, the Funds auditors, KPMG LLP, are independent of American Express Financial Corporation. KPMG serves the interest of shareholders by supporting the work of the Board and certifying unbiased financial reports.

Further, the Board has confidence in Ted Truscott, American Express Financial Corporation's Chief Investment Officer, and shares his enthusiasm in the management changes he has effected to improve the investment performance of all American Express funds. The focus of the Board and American Express Financial Corporation is simple; we strive for consistent, competitive investment performance.

On behalf of the Board,

Arne H. Carlson

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3   --   AXP GROWTH DIMENSIONS FUND   --   2003 SEMIANNUAL REPORT

Economic and Market Update
         FROM CIO WILLIAM F. "TED" TRUSCOTT

(photo of) William F. "Ted" Truscott
William F. "Ted" Truscott
Chief Investment Officer
American Express
Financial Corporation

Dear Shareholders,

In spite of a mostly positive fourth quarter*, 2002 proved to be an extraordinarily challenging year for investors, with the benchmark stock indices -- the Dow, the Nasdaq and the S&P 500 -- all registering percentage losses well into the double digits.

While there were technical factors that put a damper on market performance last year, most notably, P/E ratios that are surprisingly high after three years of a bear market, it was corporate governance issues that fostered a general atmosphere of mistrust. The collapse of several large, high profile companies due to outright fraud and malfeasance has been -- and ought to be -- outrageous to the investing public. The magnitude of this wrongdoing is still shocking months after the fact. When many economic factors should have been giving investors reason for optimism, the steady drip of news about these companies sapped overall confidence.

I believe there is ample evidence that conditions are not as bad as the markets seem to think. While corporate earnings have been weak, the economy grew at the respectable rate of about 3% last year, compared to 0.1% in 2001. A portion of the softness in earnings can be attributed to excess capacity added in the late `90s.

KEY POINTS

-- If you are rebalancing your portfolio, we encourage moderate changes from stocks to bonds.

--  Interest rates are the lowest they have been in 40 years.

-- There is ample evidence that conditions are not as bad as the markets seem to think.

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4   --   AXP GROWTH DIMENSIONS FUND   --   2003 SEMIANNUAL REPORT

Economic and Market Update

Interest rates are another bright spot. They are the lowest they have been in 40 years, which has added to consumer and business purchasing power. There's no better illustration of this than the housing market, which has remained vigorous. Finally, the business productivity gains we've seen since the mid-`90s are remarkable, making products and services less expensive. The macroeconomic picture, while not ideal, is certainly positive.

For these reasons, I'm cautiously optimistic about market prospects for 2003. Of course, there are still risks. Much of what happens this year will depend on external factors, such as whether or not more scandals arise and the implications of potential conflict in Iraq. In the short term, military action in Iraq would almost certainly produce an oil price spike; if that increase became severe enough for a significant period of time, it would create inflationary pressures that could endanger economic growth.

In addition to stocks, some bond categories offer opportunity. Though we believe U.S. Treasuries are currently overvalued, select corporate, high-yield and municipal issues may provide competitive returns this year. Speak to your financial advisor to learn more about different asset classes.

After three years of negative stock market returns, many individual investors are rebalancing portfolios with regard to risk and return. If you are repositioning, we would encourage moderate changes from stocks to bonds. The risk inherent in emotion-based repositioning is that you will go too far too fast. I encourage gradual movement across categories. Should interest rates move at all in 2003, it's likely that they'll go up, which will have a negative impact on most bonds. Continue to invest according to your individual timeframe and financial goals.

As always, thank you for investing with American Express Funds.

William F. Truscott

* Please see portfolio manager Q&A for fiscal period economic coverage.

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5   --   AXP GROWTH DIMENSIONS FUND   --   2003 SEMIANNUAL REPORT

Fund Snapshot
   AS OF JAN. 31, 2003

PORTFOLIO MANAGER

Portfolio manager                                  Gordon Fines
Tenure/since                                               6/00
Years in industry                                            35

FUND OBJECTIVE

For investors seeking long-term capital growth.

Inception dates
A: 6/26/00           B: 6/26/00     C: 6/26/00       Y: 6/26/00

Ticker symbols
A: AXDAX             B: ABGDX       C: AXGDX         Y: --

Total net assets                                 $187.9 million

Number of holdings                             approximately 90

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH
                X    LARGE
                     MEDIUM  SIZE
                     SMALL

TOP FIVE SECTORS

Percentage of portfolio assets

Health care                                                12.4%
Banks and savings & loans                                   8.2
Retail                                                      7.4
Leisure time & entertainment                                7.2
Multi-industry conglomerates                                6.7

TOP TEN HOLDINGS

Percentage of portfolio assets

Bank of America                                             3.8%
Microsoft                                                   3.6
Wal-Mart Stores                                             3.4
HCA                                                         3.2
Viacom Cl B                                                 3.1
3M                                                          3.0
Medtronic                                                   2.9
Johnson & Johnson                                           2.9
Citigroup                                                   2.8
Amgen                                                       2.8

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stock prices of established companies that pay dividends may be less volatile than the stock market as a whole. Stocks of medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies.

Fund holdings are subject to change.

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6   --   AXP GROWTH DIMENSIONS FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers
                 WITH PORTFOLIO MANAGEMENT

Q: How did AXP Growth Dimensions Fund perform for the six-month period ended Jan. 31, 2003?

A: AXP Growth Dimensions Fund's Class A shares fell 6.90%, excluding sales charges, underperforming its benchmark, the S&P 500 Index, which dropped 5.26%. The Fund outperformed its peer group, as represented by the Lipper Large-Cap Growth Funds Index, which declined 7.43% for the same period.

Q:  What factors most significantly affected performance?

A: Extreme volatility marked the six-month period. Early in the period, stock markets reached four-year lows, depressing stocks of every style and capitalization, including large-cap growth stocks. The portfolio's defensive stance, including an emphasis on consumer cyclical companies and other sectors most likely to weather the storm, helped performance during this time. Such companies, including WalMart, Microsoft, Bank of America, 3M and Johnson & Johnson, all held up well early in the period.

    The market did an about-face in October and November, when the most beaten-up sectors of the past three years, including telecommunications and technology, led a rally. The Fund had a lower-than-index weighting in both of these sectors and did not reap the full benefits of the rally. For example, the Fund did not own IBM, which outperformed its peer group.

(bar chart)
            PERFORMANCE COMPARISON
        For the year ended Jan. 31, 2003
 0%

-2%

-4%                     (bar 2)
            (bar 1)      -5.26%
-6%         -6.90%                  (bar 3)
                                     -7.43%
-8%

(bar 1)    AXP Growth Dimensions Fund
           Class A (excluding sales charge)

(bar 2)    Standard & Poor's 500 Index(1) (unmanaged)

(bar 3)    Lipper Large-Cap Growth Funds Index(2)

(1) Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 companies may be generally larger than those in which the Fund invests.

(2) The Lipper Large-Cap Growth Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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7   --   AXP GROWTH DIMENSIONS FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote) > In anticipation of improving stock prices, we slightly increased our positions in the energy sector, while maintaining an overweight position in healthcare. (end callout quote)

    Meanwhile, the Fund's defensive holdings performed positively later in the period, but not as well as the technology sector.

    From a sector standpoint, higher-than-index weightings in healthcare services and energy were both negatives during the six-months. Rising oil prices did not translate into rising stock prices. An underweight position in communications services, a top gainer during the market rally, also hurt performance. Stock selection in financial services, with top ten holdings Citigroup and Bank of America among the period's top performers, benefited performance. A new holding, Amgen, a biotechnology firm, also appreciated for the six months.

AVERAGE ANNUAL TOTAL RETURNS
as of Jan. 31, 2003
                              Class A             Class B                  Class C                        Class Y
(Inception dates)            (6/26/00)           (6/26/00)                (6/26/00)                      (6/26/00)
                        NAV(1)     POP(2)   NAV(1)   After CDSC(3)   NAV(1)   After CDSC(4)      NAV(5)         POP(5)
6 months*               -6.90%    -12.26%    -7.50%    -11.20%       -7.50%       -8.43%         -6.86%         -6.86%
1 year                 -25.59%    -29.87%   -26.29%    -29.24%      -26.29%      -26.29%        -25.49%        -25.49%
Since inception        -30.78%    -32.34%   -31.35%    -32.15%      -31.35%      -31.35%        -30.65%        -30.65%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

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8   --   AXP GROWTH DIMENSIONS FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

Q:  What changes did you make to the Fund during the period?

A: Anthem, a leader in HMO services and health insurance, was added to the Fund during the period. This company acquired competitor Trigon in 2002, and we believe it is positioned to prosper. Amgen was also added to the portfolio. The company's stock price has risen steadily since reaching a multi-year low in July.

    In anticipation of improving stock prices, we slightly increased our positions in the energy sector, while maintaining an overweight position in healthcare, but an underweight in its sub-sector, pharmaceuticals. Pfizer was the only drug company of note in the portfolio, and the company outperformed its peer group during the period. We also added some of the better performing mid-cap stocks to the Fund, including discount airline company Jet Blue, software developer Symantec, insurer Progressive Corp. and medical device manufacturer Boston Scientific. The bulk of the Fund's assets, however, remained relatively constant. The portfolio's top 10 holdings look similar to the top holdings six months ago, although General Electric and Pfizer have been replaced by HCA, which operates the nation's largest chain of hospitals and Medtronic, which makes cardiovascular devices and medical equipment.

Q:  What is your outlook and how will you position the Fund?

A: Given uncertainty in the Middle East and a stubbornly sluggish economic recovery, the portfolio will remain relatively defensive for the first few months of the period. Technology stocks have yet to overcome the twin hurdles of low demand and over-capacity, and the Fund will remain slightly underweight in this sector. Although oil stock prices didn't rise as expected in late 2002, we anticipate a bump up in prices to materialize during the coming months. Oil and gasoline prices have risen steadily, and we believe this may translate into increased profits for select energy companies. The Fund also remains overweight in the healthcare sector, which we believe is one of the better defensive plays. Additionally, we will continue looking for attractive mid-cap and large-cap opportunities.

    Going forward, we will continue to broadly diversify the Fund's holdings, looking for large-cap opportunities that display good fundamentals and a better-than-average potential for growth.

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9   --   AXP GROWTH DIMENSIONS FUND   --   2003 SEMIANNUAL REPORT

Investments in Securities

AXP Growth Dimensions Fund

Jan. 31, 2003 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (94.0%)
Issuer                                        Shares               Value(a)

Aerospace & defense (0.5%)
Northrop Grumman                              10,700               $978,087

Airlines (1.3%)
JetBlue Airways                               22,200(b)             628,260
Southwest Airlines                           140,000              1,827,000
Total                                                             2,455,260

Banks and savings & loans (8.1%)
Bank of America                              100,000              7,005,000
State Street                                  95,000              3,761,050
Wells Fargo                                   90,000              4,263,300
Total                                                            15,029,350

Beverages & tobacco (3.3%)
Altria Group                                  90,000              3,408,300
PepsiCo                                       70,000              2,833,600
Total                                                             6,241,900

Chemicals (0.5%)
Waste Management                              40,000                919,600

Communications equipment & services (1.4%)
Nokia ADR                                     75,000(c)           1,079,250
Verizon Communications                        40,000              1,531,200
Total                                                             2,610,450

Computer software & services (5.4%)
Intuit                                        80,000(b)           3,528,000
Microsoft                                    140,000(b)           6,644,400
Total                                                            10,172,400

Computers & office equipment (3.2%)
Dell Computer                                120,000(b)           2,863,200
Intl Business Machines                        35,000              2,738,050
Symantec                                      10,800(b)             504,144
Total                                                             6,105,394

Electronics (3.7%)
Applied Materials                             90,000(b)           1,077,300
Intel                                        130,000              2,035,800
Maxim Integrated Products                     60,000              1,869,000
Texas Instruments                            120,000              1,908,000
Total                                                             6,890,100

Energy (4.9%)
ConocoPhillips                               100,000              4,819,000
Kerr-McGee                                    40,000              1,670,800
Ocean Energy                                 150,000              2,809,500
Total                                                             9,299,300

Energy equipment & services (2.7%)
Schlumberger                                  50,000              1,885,000
Transocean                                   100,000              2,277,000
Weatherford Intl                              25,000(b,c)           929,000
Total                                                             5,091,000

Financial services (5.6%)
Citigroup                                    150,000              5,157,000
Goldman Sachs Group                           20,000              1,362,000
Kansas City Southern                          60,000(b)             765,000
Lehman Brothers Holdings                      30,000              1,635,900
Paychex                                       25,000                629,500
SLM                                           10,000              1,062,300
Total                                                            10,611,700

Food (0.7%)
General Mills                                 30,000              1,347,900

Health care (12.3%)
Amgen                                        100,000(b)           5,096,000
Boston Scientific                             10,000(b)             404,500
Forest Laboratories                           30,000(b)           1,552,500
Johnson & Johnson                            100,000              5,361,000
Medtronic                                    120,000              5,390,400
Pfizer                                       150,000              4,554,000
St. Jude Medical                              13,100(b)             570,767
Total                                                            22,929,167

Health care services (6.5%)
Anthem                                        70,000(b)           4,345,600
Cardinal Health                               16,000                933,280
DaVita                                        40,600(b)             978,460
HCA                                          140,000              5,983,600
Total                                                            12,240,940

See accompanying notes to investments in securities.

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10   --   AXP GROWTH DIMENSIONS FUND   --   2003 SEMIANNUAL REPORT

Issuer                                        Shares               Value(a)

Household products (2.3%)
Gillette                                      32,500               $971,750
Procter & Gamble                              40,000              3,422,800
Total                                                             4,394,550

Industrial equipment & services (0.7%)
Deere & Co                                    30,000              1,266,000

Insurance (1.5%)
American Intl Group                           17,300                936,276
Progressive                                   40,600              1,962,604
Total                                                             2,898,880

Leisure time & entertainment (7.2%)
Carnival                                      39,500                951,950
Harley-Davidson                               50,000              2,089,000
Intl Game Technology                          20,200(b)           1,593,174
Mattel                                        55,000              1,100,000
MGM Mirage                                    70,000(b)           1,834,000
Viacom Cl B                                  150,000(b)           5,782,500
Total                                                            13,350,624

Media (3.0%)
eBay                                          20,000(b)           1,503,200
Gannett                                       14,000              1,017,240
Univision Communications Cl A                 35,100(b)             925,236
USA Interactive                              100,000(b)           2,201,000
Total                                                             5,646,676

Multi-industry conglomerates (6.6%)
3M                                            45,000(d)           5,604,750
Cendant                                       70,000(b)             775,600
Danaher                                       15,500                951,855
General Electric                             160,000              3,702,400
Tyco Intl                                     87,000(c)           1,392,870
Total                                                            12,427,475

Paper & packaging (0.8%)
Intl Paper                                    40,000              1,428,000

Retail (7.3%)
Bed Bath & Beyond                             20,000(b)             670,600
Best Buy                                      45,000(b)           1,174,050
Home Depot                                    50,000              1,045,000
Kohl's                                        10,000(b)             523,700
Target                                       130,000              3,667,300
Wal-Mart Stores                              130,000              6,214,000
Williams-Sonoma                               12,700(b)             300,609
Total                                                            13,595,259

Transportation (1.0%)
Norfolk Southern                             100,000              1,970,000

Utilities -- electric (2.6%)
Dominion Resources                            90,000              4,877,100

Utilities -- telephone (1.0%)
Nextel Communications Cl A                   150,000(b)           1,893,000

Total common stocks
(Cost: $207,570,483)                                           $176,670,112

Option purchased (--%)
Issuer        Contracts         Exercise         Expiration        Value(a)
                                  price             date
Put
3M               110              $125            Feb. 2003         $37,400

Total option purchased
(Cost: $35,200)                                                     $37,400

Short-term securities (4.0%)
Issuer              Annualized               Amount                Value(a)
                   yield on date           payable at
                    of purchase             maturity

U.S. government agencies (3.5%)
Federal Home Loan Bank Disc Nt
     02-21-03         1.25%                  $500,000              $499,641
Federal Home Loan Mtge Corp Disc Nts
     02-04-03         1.28                  2,100,000             2,099,703
     02-13-03         1.26                    200,000               199,913
     02-27-03         1.26                    900,000               899,197
     02-28-03         1.24                  1,600,000             1,598,457
Federal Natl Mtge Assn Disc Nts
     03-19-03         1.28                    600,000               599,122
     04-09-03         1.24                    700,000               698,483
Total                                       6,594,516

Commercial paper (0.5%)
Alpine Securitization
     02-03-03         1.33                  1,000,000(e)            999,889

Total short-term securities
(Cost: $7,594,371)                                               $7,594,405

Total investments in securities
(Cost: $215,200,054)(f)                                        $184,301,917

See accompanying notes to investments in securities.

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11   --   AXP GROWTH DIMENSIONS FUND   --   2003 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Jan. 31, 2003, the value of foreign securities represented 1.8% of net assets.

(d) At Jan. 31, 2003, securities valued at $880,000 were held to cover open call options written as follows (see Note 5 to the financial statements):

     Issuer           Contracts          Exercise     Expiration     Value(a)
                                           price         date
     3M                 110                $130      Feb. 2003       $8,800

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(f) At Jan. 31, 2003, the cost of securities for federal income tax purposes was approximately $215,200,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                   $  4,361,000
     Unrealized depreciation                                    (35,259,000)
                                                                -----------
     Net unrealized depreciation                               $(30,898,000)
                                                               ------------

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12   --   AXP GROWTH DIMENSIONS FUND   --   2003 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Growth Dimensions Fund

Jan. 31, 2003 (Unaudited)
Assets
Investments in securities, at value (Note 1)
     (identified cost $215,200,054)                                                                    $ 184,301,917
Cash in bank on demand deposit                                                                                88,652
Capital shares receivable                                                                                      1,200
Dividends and accrued interest receivable                                                                    127,417
Receivable for investment securities sold                                                                  3,538,599
                                                                                                           ---------
Total assets                                                                                             188,057,785
                                                                                                         -----------
Liabilities
Capital shares payable                                                                                         3,084
Payable for investment securities purchased                                                                   35,200
Accrued investment management services fee                                                                     2,638
Accrued distribution fee                                                                                       2,552
Accrued transfer agency fee                                                                                    1,741
Accrued administrative services fee                                                                              168
Other accrued expenses                                                                                        91,371
Options contracts written, at value (premiums received $11,000) (Note 5)                                       8,800
                                                                                                               -----
Total liabilities                                                                                            145,554
                                                                                                             -------
Net assets applicable to outstanding capital stock                                                     $ 187,912,231
                                                                                                       =============
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $   1,000,996
Additional paid-in capital                                                                               462,958,955
Net operating loss                                                                                          (101,437)
Accumulated net realized gain (loss) (Note 6)                                                           (245,050,346)
Unrealized appreciation (depreciation) on investments                                                    (30,895,937)
                                                                                                         -----------
Total -- representing net assets applicable to outstanding capital stock                               $ 187,912,231
                                                                                                       =============
Net assets applicable to outstanding shares:               Class A                                     $ 124,977,094
                                                           Class B                                     $  59,108,075
                                                           Class C                                     $   3,803,736
                                                           Class Y                                     $      23,326
Net asset value per share of outstanding capital stock:    Class A shares         66,130,931           $        1.89
                                                           Class B shares         31,903,500           $        1.85
                                                           Class C shares          2,052,857           $        1.85
                                                           Class Y shares             12,296           $        1.90
                                                                                      ------           -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13   --   AXP GROWTH DIMENSIONS FUND   --   2003 SEMIANNUAL REPORT

Statement of operations
AXP Growth Dimensions Fund

Six months ended Jan. 31, 2003 (Unaudited)
Investment income
Income:
Dividends                                                                                               $  1,214,453
Interest                                                                                                     120,971
Fee income from securities lending -- net (Note 3)                                                             1,501
     Less foreign taxes withheld                                                                              (6,824)
                                                                                                              ------
Total income                                                                                               1,330,101
                                                                                                           ---------
Expenses (Note 2):
Investment management services fee                                                                           550,939
Distribution fee
     Class A                                                                                                 169,169
     Class B                                                                                                 322,628
     Class C                                                                                                  20,432
Transfer agency fee                                                                                          338,548
Incremental transfer agency fee
     Class A                                                                                                  24,319
     Class B                                                                                                  21,223
     Class C                                                                                                   1,697
Service fee -- Class Y                                                                                            12
Administrative services fees and expenses                                                                     34,691
Compensation of board members                                                                                  4,842
Custodian fees                                                                                                10,745
Printing and postage                                                                                          42,090
Registration fees                                                                                             14,295
Audit fees                                                                                                     7,625
Other                                                                                                          8,663
                                                                                                               -----
Total expenses                                                                                             1,571,918
     Expenses waived/reimbursed by AEFC (Note 2)                                                            (138,281)
                                                                                                            --------
                                                                                                           1,433,637
     Earnings credits on cash balances (Note 2)                                                               (2,099)
                                                                                                              ------
Total net expenses                                                                                         1,431,538
                                                                                                           ---------
Investment income (loss) -- net                                                                             (101,437)
                                                                                                            --------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                                               (25,248,118)
Net change in unrealized appreciation (depreciation) on investments                                       10,956,783
                                                                                                          ----------
Net gain (loss) on investments                                                                           (14,291,335)
                                                                                                         -----------
Net increase (decrease) in net assets resulting from operations                                         $(14,392,772)
                                                                                                        ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   --   AXP GROWTH DIMENSIONS FUND   --   2003 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Growth Dimensions Fund
                                                                                    Jan. 31, 2003       July 31, 2002
                                                                                  Six months ended        Year ended
                                                                                    (Unaudited)
Operations
Investment income (loss) -- net                                                     $   (101,437)      $  (1,333,138)
Net realized gain (loss) on investments                                              (25,248,118)       (115,630,156)
Net change in unrealized appreciation (depreciation) on investments                   10,956,783          30,045,770
                                                                                      ----------          ----------
Net increase (decrease) in net assets resulting from operations                      (14,392,772)        (86,917,524)
                                                                                     -----------         -----------
Capital share transactions (Note 4)
Proceeds from sales
     Class A shares (Note 2)                                                          19,193,305          60,095,890
     Class B shares                                                                    6,724,630          29,255,612
     Class C shares                                                                      546,166           1,991,039
Payments for redemptions
     Class A shares                                                                  (26,884,584)        (93,339,189)
     Class B shares (Note 2)                                                         (11,007,969)        (41,489,853)
     Class C shares (Note 2)                                                            (769,310)         (1,923,169)
     Class Y shares                                                                           --              (7,084)
                                                                                          ------              ------
Increase (decrease) in net assets from capital share transactions                    (12,197,762)        (45,416,754)
                                                                                     -----------         -----------
Total increase (decrease) in net assets                                              (26,590,534)       (132,334,278)
Net assets at beginning of period                                                    214,502,765         346,837,043
                                                                                     -----------         -----------
Net assets at end of period                                                         $187,912,231       $ 214,502,765
                                                                                    ============       =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   --   AXP GROWTH DIMENSIONS FUND   --   2003 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Growth Dimensions Fund

(Unaudited as to Jan. 31, 2003)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Dimensions Series, Inc. (formerly AXP New Dimensions Fund, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Dimensions Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities showing potential for significant growth.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
16   --   AXP GROWTH DIMENSIONS FUND   --   2003 SEMIANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------
17   --   AXP GROWTH DIMENSIONS FUND   --   2003 SEMIANNUAL REPORT

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

--------------------------------------------------------------------------------
18   --   AXP GROWTH DIMENSIONS FUND   --   2003 SEMIANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
19   --   AXP GROWTH DIMENSIONS FUND   --   2003 SEMIANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.60% to 0.48% annually based on the combined net assets of the Fund and AXP New Dimensions Fund. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Growth Funds Index. Prior to Dec. 1, 2002, the maximum adjustment was 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference was less than 1% the adjustment was zero. On Nov. 13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, while retaining the previous maximum adjustment and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications began Dec. 1, 2002. The adjustment increased the fee by $24,886 for the six months ended Jan. 31, 2003.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

--------------------------------------------------------------------------------
20   --   AXP GROWTH DIMENSIONS FUND   --   2003 SEMIANNUAL REPORT

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.00

o  Class B $20.00

o  Class C $19.50

o  Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $216,385 for Class A, $59,118 for Class B and $309 for Class C for the six months ended Jan. 31, 2003.

For the six months ended Jan. 31, 2003, AEFC and American Express Financial Advisors Inc. waived certain fees and expenses to 1.15% for Class A, 1.91% for Class B, 1.91% for Class C and 0.95% for Class Y. In addition, AEFC and American Express Financial Advisors Inc. have agreed to waive certain fees and expenses until July 31, 2003. Under this agreement, total expenses will not exceed 1.15% for Class A, 1.91% for Class B, 1.91% for Class C and 0.99% for Class Y of the Fund's average daily net assets.

During the six months ended Jan. 31, 2003, the Fund's custodian and transfer agency fees were reduced by $2,099 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

--------------------------------------------------------------------------------
21   --   AXP GROWTH DIMENSIONS FUND   --   2003 SEMIANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $50,851,565 and $50,979,037, respectively, for the six months ended Jan. 31, 2003. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $36,405 for the six months ended Jan. 31, 2003.

Income from securities lending amounted to $1,501 for the six months ended Jan. 31, 2003. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                   Six months ended Jan. 31, 2003
                                                Class A          Class B        Class C      Class Y
Sold                                          9,693,481        3,450,161        280,841           --
Issued for reinvested distributions                  --               --             --           --
Redeemed                                    (13,618,597)      (5,697,445)      (397,016)          --
                                            -----------      -----------       --------       ------
Net increase (decrease)                      (3,925,116)      (2,247,284)      (116,175)          --
                                            -----------      -----------       --------       ------

                                                      Year ended July 31, 2002
                                                Class A          Class B        Class C      Class Y
Sold                                         24,351,907       11,984,110        819,992           --
Issued for reinvested distributions                  --               --             --           --
Redeemed                                    (38,649,187)     (17,638,451)      (809,472)      (2,813)
                                            -----------      -----------       --------       ------
Net increase (decrease)                     (14,297,280)      (5,654,341)        10,520       (2,813)
                                            -----------       ----------         ------       ------

--------------------------------------------------------------------------------
22   --   AXP GROWTH DIMENSIONS FUND   --   2003 SEMIANNUAL REPORT

5. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written are as follows:

                                         Six months ended Jan. 31, 2003
                                                      Calls
                                            Contracts         Premiums
Balance July 31, 2002                           --              $    --
Opened                                         110               11,000
Closed                                          --                   --
                                               ---              -------
Balance Jan. 31, 2003                          110              $11,000
                                               ---              -------

6. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $214,945,244 as of July 31, 2002, that will expire in 2008 through 2011 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

7. BANK BORROWINGS

The Fund has a revolving credit agreement with Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the six months ended Jan. 31, 2003.

--------------------------------------------------------------------------------
23   --   AXP GROWTH DIMENSIONS FUND   --   2003 SEMIANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                                  2003(j)        2002        2001         2000(b)
Net asset value, beginning of period                                          $2.03          $2.75      $ 4.87         $4.92
Income from investment operations:
Net investment income (loss)                                                     --           (.01)       (.01)           --
Net gains (losses) (both realized and unrealized)                              (.14)          (.71)      (2.11)         (.05)
Total from investment operations                                               (.14)          (.72)      (2.12)         (.05)
Net asset value, end of period                                                $1.89          $2.03      $ 2.75         $4.87

Ratios/supplemental data
Net assets, end of period (in millions)                                        $125           $142        $232           $22
Ratio of expenses to average daily net assets(c)                              1.15%(d),(h)   1.10%       1.12%(d)      1.10%(d),(h)
Ratio of net investment income (loss) to average daily net assets              .16%(h)       (.20%)      (.16%)         .37%(h)
Portfolio turnover rate (excluding short-term securities)                       27%            69%         67%            2%
Total return(i)                                                              (6.90%)(k)    (26.18%)    (43.53%)       (1.02%)(k)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
24   --   AXP GROWTH DIMENSIONS FUND   --   2003 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                                  2003(j)         2002        2001         2000(b)
Net asset value, beginning of period                                          $2.00          $2.73      $ 4.87         $4.92
Income from investment operations:
Net investment income (loss)                                                   (.01)          (.03)       (.02)           --
Net gains (losses) (both realized and unrealized)                              (.14)          (.70)      (2.12)         (.05)
Total from investment operations                                               (.15)          (.73)      (2.14)         (.05)
Net asset value, end of period                                                $1.85          $2.00      $ 2.73         $4.87

Ratios/supplemental data
Net assets, end of period (in millions)                                         $59            $68        $109           $11
Ratio of expenses to average daily net assets(c)                              1.91%(e),(h)   1.88%       1.89%(e)      1.91%(e),(h)
Ratio of net investment income (loss) to average daily net assets             (.60%)(h)      (.97%)      (.92%)        (.48%)(h)
Portfolio turnover rate (excluding short-term securities)                       27%            69%         67%            2%
Total return(i)                                                              (7.50%)(k)    (26.74%)    (43.94%)       (1.02%)(k)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
25   --   AXP GROWTH DIMENSIONS FUND   --   2003 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                                  2003(j)         2002        2001       2000(b)
Net asset value, beginning of period                                          $2.00          $2.73      $ 4.87         $4.92
Income from investment operations:
Net investment income (loss)                                                   (.01)          (.03)       (.02)           --
Net gains (losses) (both realized and unrealized)                              (.14)          (.70)      (2.12)         (.05)
Total from investment operations                                               (.15)          (.73)      (2.14)         (.05)
Net asset value, end of period                                                $1.85          $2.00      $ 2.73         $4.87

Ratios/supplemental data
Net assets, end of period (in millions)                                          $4             $4          $6            $1
Ratio of expenses to average daily net assets(c)                              1.91%(f),(h)   1.88%       1.89%(f)      1.91%(f),(h)
Ratio of net investment income (loss) to average daily net assets             (.60%)(h)      (.97%)      (.94%)        (.48%)(h)
Portfolio turnover rate (excluding short-term securities)                       27%            69%         67%            2%
Total return(i)                                                              (7.50%)(k)    (26.74%)    (43.94%)       (1.02%)(k)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
26   --   AXP GROWTH DIMENSIONS FUND   --   2003 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                                  2003(j)         2002        2001         2000(b)
Net asset value, beginning of period                                          $2.03          $2.76      $ 4.88         $4.92
Income from investment operations:
Net gains (losses) (both realized and unrealized)                              (.13)          (.73)      (2.12)         (.04)
Net asset value, end of period                                                $1.90          $2.03      $ 2.76         $4.88

Ratios/supplemental data
Net assets, end of period (in millions)                                         $--            $--         $--           $--
Ratio of expenses to average daily net assets(c)                               .95%(g),(h)    .94%        .95%(g)       .81%(g),(h)
Ratio of net investment income (loss) to average daily net assets              .35%(h)        .01%       (.03%)         .58%(h)
Portfolio turnover rate (excluding short-term securities)                       27%            69%         67%            2%
Total return(i)                                                              (6.86%)(k)    (26.45%)    (43.44%)        (.81%)(k)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 26, 2000 (when shares became publicly available) to July 31, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.28% for the six months ended Jan. 31, 2003 and 1.16% and 2.32% for the periods ended July 31, 2001 and 2000, respectively.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.06% for the six months ended Jan. 31, 2003 and 1.92% and 3.40% for the periods ended July 31, 2001 and 2000, respectively.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.06% for the six months ended Jan. 31, 2003 and 1.92% and 3.40% for the periods ended July 31, 2001 and 2000, respectively.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.09% for the six months ended Jan. 31, 2003 and 1.00% and 2.12% for the periods ended July 31, 2001 and 2000, respectively.

(h)  Adjusted to an annual basis.

(i)  Total return does not reflect payment of a sales charge.

(j)  Six months ended Jan. 31, 2003 (Unaudited).

(k)  Not annualized.

--------------------------------------------------------------------------------
27   --   AXP GROWTH DIMENSIONS FUND   --   2003 SEMIANNUAL REPORT

Results of Meeting of Shareholders

AXP GROWTH DIMENSIONS FUND
REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1
To elect the thirteen nominees specified below as Board members*.

                       Shares Voted "For"   Shares Withholding Authority to Vote
Arne H. Carlson          534,420,575.170               27,517,327.149
Philip J. Carroll, Jr.   535,920,182.084               26,017,720.235
Livio D. DeSimone        535,411,419.585               26,526,482.734
Barbara H. Fraser        536,103,771.858               25,834,130.461
Ira D. Hall              535,556,542.943               26,381,359.376
Heinz F. Hutter          534,838,246.456               27,099,655.863
Anne P. Jones            535,490,654.654               26,447,247.665
Stephen R. Lewis, Jr.    536,638,165.197               25,299,737.122
Alan G. Quasha           536,118,559.721               25,819,342.598
Stephen W. Roszell       536,241,543.778               25,696,358.541
Alan K. Simpson          533,993,065.721               27,944,836.598
Alison Taunton-Rigby     536,289,711.065               25,648,191.254
William F. Truscott      536,304,887.220               25,633,015.099

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28   --   AXP GROWTH DIMENSIONS FUND   --   2003 SEMIANNUAL REPORT

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

  Shares Voted "For"  Shares Voted "Against"   Abstentions   Broker Non-Votes
    451,399,367.395       57,421,956.144     17,393,005.780   35,723,573.000

2(b). To change the name of the corporation.

  Shares Voted "For"  Shares Voted "Against"   Abstentions   Broker Non-Votes
    491,300,371.886       50,787,388.113     19,850,142.320        0.000

Proposal 3
To approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

  Shares Voted "For"  Shares Voted "Against"   Abstentions   Broker Non-Votes
    47,322,490.310         5,047,115.650      1,753,218.561    5,954,094.000

Proposal 4
To approve changes to the Investment Management Services Agreement:

4(b). To modify the performance incentive adjustment calculation.

  Shares Voted "For"  Shares Voted "Against"   Abstentions   Broker Non-Votes
    46,737,176.860         4,947,869.650      2,437,778.011    5,954,094.000

* Denotes Registrant-wide proposals and voting results.

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29   --   AXP GROWTH DIMENSIONS FUND   --   2003 SEMIANNUAL REPORT

Contact Information and Services

Internet

Receive 24-hour access to your account information at www.americanexpress.com.

Client Service

Receive fund performance, fund prices, account values, recent account transactions, and make account inquiries by calling American Express Financial Advisors at (800) 862-7919 or TTY: (800) 846-4852.

Telephone Transaction Service

For sales and exchange, dividend payments, or reinvestments and automatic payment arrangement contact American Express Financial Advisors at (888) 723-8476.

Find an American Express Financial Advisor

If you are an existing American Express Financial Advisors client who has recently moved and would like to speak with a new advisor, please call your local Client Service Coordinator at (800) 803-6284.

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American Express(R) Funds provide investment opportunities for shareholders, all in one place.

We've been managing mutual funds for over 60 years. Today, our family of funds includes 58 publicly offered funds in all style categories: growth, blend, value, and income. Our broad selection of funds allows you to build a portfolio diversified across various asset classes.

Growth Funds

Typically, growth investing seeks to invest in companies with the greatest earnings growth potential.

Blend Funds

Blend is often regarded as an investment style that incorporates both growth and value considerations in the stock selection process.

Value Funds

A value investment approach generally seeks to invest in undervalued stocks that are temporarily out of favor.

Income/Tax-Exempt Income Funds

Involves investing primarily in fixed income securities with the goal of maximizing income and often, but not always, capital appreciation.

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30   --   AXP GROWTH DIMENSIONS FUND   --   2003 SEMIANNUAL REPORT

American Express(R) Funds

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.

Growth Funds
AXP(R) Emerging Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New Dimensions Fund(R)
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds
AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Partners International Core Fund
AXP Partners International Small Cap Fund
AXP Partners Small Cap Core Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund

Value Funds
AXP Diversified Equity Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual
AXP Partners Fundamental Value Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt Income Funds
AXP Bond Fund
AXP Cash Management Fund**
AXP Extra Income Fund
AXP Federal Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money Fund**
AXP U.S. Government Mortgage Fund

Sector Funds
AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund

These funds are also listed in the categories above.

AXP(R) Partners Funds
AXP Partners Fundamental Value Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds
AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund

 *   Closed to new investors.

** An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

                                                                          (4/03)

AXP Growth Dimensions Fund
70100 AXP Financial Center
Minneapolis, MN 55474
americanexpress.com

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(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
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This report must be accompanied or preceded by the Fund's current prospectus.
Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

                                                                 S-6015 D (4/03)